UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:                811-21984

Central Park Group Multi-Event Fund

(Exact name of registrant as specified in charter)
12 East 49th Street, New York, NY 10017

(Address of principal executive offices) (Zip code)
Citi Fund Services           3435 Stelzer Rd.           Columbus, OH 43219

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-212-317-9200
Date of fiscal year end: October 31, 2007
Date of reporting period: October 31, 2007
Item 1. Reports to Stockholders.

Financial Statements

Central Park Group Multi-Event Fund
Period from March 8, 2007 through October 31, 2007
With Report of Independent Auditors

Central Park Group Multi-Event Fund

Financial Statements
Period from March 8, 2007 through October 31, 2007

Report of Independent Auditors

Trustee of Central Park Group Multi-Event Fund

We have audited the accompanying statement of assets and liabilities and schedule of investments of Central Park Group Multi-Event Fund (the “Fund”) as of October 31, 2007, and the related statements of operations and changes in net assets for the period from March 8, 2007 through October 31, 2007. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Central Park Group Multi-Event Fund as of October 31, 2007, and the results of its operations and changes in net assets for the period from March 8, 2007 through October 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

December 19, 2007

A Member Practice of Ernst & Young Global

Central Park Group Multi-Event Fund

Statement of Assets and Liabilities
October 31, 2007

Assets
Investments, at fair value (cost $102,566)	$102,566
Dividend receivable	294
Deferred offering costs	278,000

Total assets	380,860

Liabilities
Accrued expenses	14,000
Payable for deferred offering costs	278,000

Total liabilities	292,000

Net assets	$88,860

Composition of net assets
Represented by:
Paid-in capital	$100,100
Undistributed investment loss — net	(11,240)

Net assets at end of period	$88,860

Net asset value per share outstanding	$10.65

$88,860/8,341.67 shares outstanding
12,500,000 shares authorized

The accompanying notes are an integral part of these financial statements.

Central Park Group Multi-Event Fund

Statement of Operations
Period from March 8, 2007 through October 31, 2007

Investment income
Dividends	$2,760

Total investment income	2,760

Expenses
Total expenses	14,000

Net investment loss	$(11,240)

The accompanying notes are an integral part of these financial statements.

Central Park Group Multi-Event Fund

Statement of Changes in Net Assets
Period from March 8, 2007 through October 31, 2007

Decrease in net assets from operations
Net investment loss	$(11,240)
Net realized gain from investments	—
Change in net unrealized appreciation from investments	—

Net decrease in net assets derived from operations	(11,240)

Shareholders’ transactions
Proceeds from shares issued (8,341.67 shares issued)	100,100

Net increase in net assets derived from share transactions	100,100

Total net increase in net assets	88,860
Net assets at beginning of period	—

Net assets at end of period	$88,860

Undistributed investment loss — net	$(11,240)

The accompanying notes are an integral part of these financial statements.

Central Park Group Multi-Event Fund

Schedule of Investments
October 31, 2007

	Shares	Fair Value

Cash equivalent (115.4%)
Union Bank of California
Money Market Sweep (cost $102,566)	102,566	$102,566

Total investments
(Cost $102,566 115.4)%		102,566
Other liabilities in excess of assets — 15.4%		(13,706)

Net assets 100.0%		$88,860

The tax cost basis of the above investment is $102,566.

The accompanying notes are an integral part of these financial statements.

Central Park Group Multi-Event Fund

Notes to Financial Statements
October 31, 2007

1.	Organization

Central Park Group Multi-Event Fund (the “Fund”) was organized in the State of Delaware on November 21, 2006 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund has had no operations other than those related to organizational matters and the sale and issuance of 8,341.67 of shares in the Fund (the “Shares”) to Central Park Para Management, LLC (the “Adviser”).

The Fund’s investment objective is to seek capital appreciation while seeking to moderate risk and reduce volatility compared to the general equity markets, by pursuing a variety of investment strategies.

2.	Significant Accounting Policies

Cash and cash equivalents consist of monies invested in the Union Bank of California that pays dividends at money market rates and are accounted for at fair market value which is the net asset value per share.

The Fund estimates that initial offering costs will total approximately $278,000, comprised mostly of legal costs pertaining to the preparation of the Fund’s offering documents. These costs will be amortized over the twelve months from the Fund’s commencement of the offering period.

The Adviser has agreed to pay the Fund’s organizational costs.

The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

Dividends are recorded on their ex date.

3.	Asset-Based and Incentive Fees

The Fund will pay the Manager a monthly asset based fee at an annual rate of 2% of the Fund’s average monthly net assets. The Fund will also pay the Adviser, generally at the end of each fiscal year and at certain other times an incentive fee equal to 20% of the Fund’s net profits.

Operations of this Fund have not commenced as of the date of these financial statements.

4.	New Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe that the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Supplemental Information (unaudited)

The Fund has adopted as a fundamental policy to offer to repurchase its shares at periodic intervals pursuant to repurchase offers made to all shareholders pursuant to Rule 23c-3 under the investment company act of 1940, as amended. The Fund will generally make repurchase offers every three months. The ‘‘repurchase request deadline” for each repurchase offer by the Fund will occur on the 18th day in the months of January, April, July and October (commencing in April 2008) or, if the 18th day is not a business day, on the next business day. The ‘‘repurchase pricing date” (i.e., date on which the repurchase price for shares of the Fund’s Shares is to be determined) shall occur no later than the 14th day after the ‘‘repurchase request deadline” (or the next business day if the 14th day is not a business day).

Supplemental Information (unaudited) — continued

The Trustees of Central Park Group Multi-Event Fund (the ‘‘Fund”) (including the Independent Trustees) first evaluated the Fund’s investment advisory agreements (the ‘‘Advisory Agreement”) at a meeting on March 6, 2007. The Trustees met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreement. The Trustees reviewed materials furnished by Central Park Para Management, LLC (the ‘‘Adviser”), including information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, were also included in the meeting materials and were reviewed and discussed. The Trustees discussed with representatives of the Adviser the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund. In particular, the Board considered the following:

(i) The nature, extent and quality of services to be provided by the Adviser: The Trustees reviewed the services that the Adviser would provide to the Fund, including, but not limited to, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Trustees also discussed the amount of time the Adviser would dedicate to the Fund and the type of transactions that would be done on behalf of the Fund. The Trustees also considered the Adviser’s investment philosophy and investment process with respect to, and the investment outlook for, the Fund. Additionally, the Trustees considered the services provided by other investment advisers to similar funds. In addition, the Board considered the education, background and experience of the Adviser’s advisory and other personnel proposing to provide services to the Fund, noting particularly that the favorable history and reputation of the proposed portfolio manager for the Fund would likely have a favorable impact on the success of the Fund. The Board then considered the administrative services to be provided by the Adviser and its affiliates to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Trustees acknowledged the Adviser’s employment of highly skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. Accordingly, the Trustees concluded that the quality and scope of services offered by the Adviser to the Fund was appropriate and compared favorably to, and would be consistent with, services provided by other advisers to other funds in both nature and quality, and would be suitable for the Fund.

(ii) Investment performance of the Fund and the Adviser: Because the Fund was newly formed, the Trustees did not consider the investment performance of the Fund. Referencing the discussions above, the Board found that although the Adviser was also newly formed, its personnel had the necessary expertise to manage the Fund.

(iii) Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund: The Board considered the anticipated cost of the Adviser’s services. As part of its analysis, the Board considered fee and expense estimates compiled by the Adviser. Referencing the discussions above and the presentation by Central Park Group, LLC concerning the expense terms associated with comparable funds and the current expense environment for alternative investment funds generally, and taking into consideration the Adviser’s potential profitability both before payment to brokers and after payment to brokers, the Trustees concluded that the profits to be realized by the Adviser and its affiliates under the Advisory Agreement and from other relationships between the Fund and the Adviser were within a range the Trustees considered reasonable and appropriate.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Trustees discussed the fact that the size of the Fund, assuming the sale of all registered Shares, would not be large enough to support a request for breakpoints due to economies of scale.

(v) Comparison of fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (i) and (iii), the Board considered both the services to be rendered and the fees to be paid under the Advisory Agreement to other contracts of Para Advisors and other alternative investment fund managers. The Trustees noted that the fees to be paid under the Advisory Agreement were within the range of advisory fees currently being paid to comparable funds, notwithstanding the additional effort and expense required to manage a registered investment company. The Trustees determined that the fees under the Advisory Agreement do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the fees were reasonable and appropriate.

The Trustees concluded that approval of the Advisory Agreement was in the best interests of that Fund and its investors.

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Item 2. Code of Ethics.
(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics may be obtained without charge by calling 212-317-9200.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from any provision thereof.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is Kristen Leopold, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year

(a) Audit Fees	$10,000	$0

(b) Audit-Related Fees	$0	$0

(c) Tax Fees	$4,000	$0

(d) All Other Fees	$0	$0
(e)(1) The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services that are required to be pre-approved on a case by case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.
(e)(2) Not applicable.
(f) Not applicable.
(g) Not applicable.
(h) Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the report to shareholders filed under item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are as follows:
The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures. The Adviser has adopted proxy voting guidelines which provide that proxy voting decisions are made by officers, members or employees of Para Advisors LLC (“Para Advisors”), a member of the Adviser, in accordance with its own proxy voting policies and procedures (the “Voting Guidelines”). The Voting Guidelines provide as follows:
•	Para Advisors typically has the authority to exercise voting discretion over all securities with respect to which Para Advisors can vote that are held in client accounts (“Advisory Accounts”). The analyst involved in making investment decisions or analyses with respect to the relevant Advisory Account and the security involved will be responsible for voting Advisory Account proxies, subject to the oversight of the chief compliance officer, either in writing or via the internet, for such Advisory Account. Generally, Para Advisors relies on analyses and votes recommendations provided by Institutional Shareholder Services (“ISS”). However, Para Advisors maintains ultimate voting discretion with respect to Advisory Account proxies and may disregard ISS’ recommendations at any time. The chief compliance officer shall be responsible for maintaining records of the manner in which each proxy was voted, including, with respect to proxy votes that diverge from the specific policies only, a brief explanation of the rationale for such vote.

•	In the event that the responsible analyst is unavailable to attend a meeting in person, proxies will be voted by ISS, as described above: (i) on computerized proxy cards, where such cards are used by the security issuer, (ii) by returning the proxy voting card via mail per instructions provided by the security issuer, (iii) via e-mail or fax, or (iv) via the internet, in accordance with the specific procedures of such vote.

•	Para Advisors shall keep a record of its proxy voting policies and procedures, proxy statements received, votes cast, all communications received and internal documents created that were material to voting decisions and each investor request for proxy voting records and the investment adviser’s response, in an easily accessible place for five years, the first two years at its offices. Para Advisors may rely on the SEC’s Edgar system or ISS for maintaining any proxy statements.

•	If Para Advisors is made aware of a conflict of interest when voting a proxy, the following process will be followed:
The chief compliance officer will, as soon as reasonably practicable, consult with the chief operating officer and the employee of Para Advisors responsible for the investment decision in the security to which the proxy relates.
The chief compliance officer will identify the issuer and proposal to be considered. The chief compliance officer will also identify the conflict of interest that has been detected.
The proxy will be voted based upon the determination of the chief compliance officer and the chief operating officer in conjunction with the relevant employee.
•	Para Advisors shall provide a copy of these Proxy Voting Policies and Procedures and information regarding any proxies actually voted by Para Advisors to any investor in an Advisory Account promptly upon the request of such investor.
Information regarding how Para Advisors (and thus the Adviser) voted the Para Advisors’ proxies related to the Fund’s portfolio holdings during the 12-month period ending June 30 will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
The Fund’s portfolio manager, Mr. Ned Sadaka (the “Portfolio Manager”) manages multiple accounts in addition to the Fund, including other pooled investment vehicles (e.g., hedge funds).
The Portfolio Manager’s goal is to provide high quality investment services to all of his clients, including the Fund. Para Advisors has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address conflicts associated with managing multiple accounts for multiple clients.
Potential conflicts of interest may arise because of the Portfolio Manager’s management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and the allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Manager may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. Additionally, Para Advisors could be viewed as having a conflict of interest to the extent that its investment in other accounts is materially different than its investment in the Fund. The Adviser periodically reviews the Portfolio Manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.
Other accounts managed by the Portfolio Manager may have investment objectives and strategies that differ from those of the Fund, or they may differ from the Fund in terms of the degree of risk that each such account and the Fund are willing to bear. For these or other reasons, the Portfolio Manager may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Manager may place transactions of behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.
All accounts managed by Para Advisors are currently charged identical performance fees. Additionally, all Para accounts are also charged asset-based management fees, some of which may differ from the fees charged hereunder. A potential conflict of interest could arise if Para Advisors were to receive a performance-based advisory fee as to one account but not another, or performance-based advisory fees of differing amounts, because the Portfolio Manager may favor certain of the accounts subject to the performance fee, whether or not the performance of those accounts directly determines the Portfolio Manager’s compensation.
The Portfolio Manager’s compensation is comprised of a fixed annual salary and an annual supplemental distribution paid by Para Advisors and not by the Fund. Because the Portfolio Manager is the majority equity owner of Para Advisors and certain other affiliated entities which receive performance-based fees from client accounts, the supplemental distribution that the Portfolio Manager receives from Para Advisors directly or indirectly is generally equal to his proportional share of the annual net profits earned by Para Advisors from advisory fees and performance-based fees derived from its client accounts, including the Fund, as applicable.
The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Manager and estimated assets under management in those accounts, as of October 31, 2007. All such accounts, and the assets managed thereunder, bear performance-based advisory fees.
Ned Sadaka

Registered Investment Companies		Pooled Accounts		Other Accounts
Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
0	N/A	5	$620 million	5	$279 million
The Portfolio Manager and his firm have provided $100,000 of the seed capital in the fund.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11. Controls and Procedures.
(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Central Park Group Multi-Event Fund
By (Signature and Title) /s/ Mitchell A. Tanzman
Mitchell A. Tanzman, Principal Executive Officer
Date December 28, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title) /s/ Mitchell A. Tanzman
Mitchell A. Tanzman, Principal Executive Officer
Date December 28, 2007
By (Signature and Title) /s/ Michael Mascis
Michael Mascis, Principal Accounting Officer
Date December 28, 2007